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                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT

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

                                                                                Settlement Date                          3/31/2002
                                                                                Determination Date                       4/10/2002
                                                                                Distribution Date                        4/15/2002



I.      All Payments on the Contracts                                                                                 8,378,513.14
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                             235,954.08
III.    Repurchased Contracts                                                                                                 0.00
IV.     Investment Earnings on Collection Account                                                                         6,490.05
V.      Servicer Monthly Advances                                                                                       140,606.44
VI.     Distribution from the Reserve Account                                                                                 0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                             127,450.66
VIII.   Transfers to the Pay-Ahead Account                                                                             (104,976.04)

IX.     Less:  Investment Earnings distributions                                                                         (6,490.05)
          (a)  To Sellers with respect to the Collection Account                                                              0.00
          (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                         $8,777,548.28
                                                                                                                     ==============



DISTRIBUTION AMOUNTS                                                            Cost per $1000
--------------------------------------------                                    ---------------

1.   (a)  Class A-1 Note Interest Distribution                                                             0.00
     (b)  Class A-1 Note Principal Distribution                                                            0.00
          Aggregate Class A-1 Note Distribution                                   0.00000000                                  0.00

2.   (a)  Class A-2 Note Interest Distribution                                                             0.00
     (b)  Class A-2 Note Principal Distribution                                                            0.00
          Aggregate Class A-2 Note Distribution                                   0.00000000                                  0.00

3.   (a)  Class A-3 Note Interest Distribution                                                             0.00
     (b)  Class A-3 Note Principal Distribution                                                            0.00
          Aggregate Class A-3 Note Distribution                                   0.00000000                                  0.00

4.   (a)  Class A-4 Note Interest Distribution                                                             0.00
     (b)  Class A-4 Note Principal Distribution                                                            0.00
          Aggregate Class A-4 Note Distribution                                   0.00000000                                  0.00

5.   (a)  Class A-5 Note Interest Distribution                                                             0.00
     (b)  Class A-5 Note Principal Distribution                                                            0.00
          Aggregate Class A-5 Note Distribution                                   0.00000000                                  0.00

6.   (a)  Class A-6 Note Interest Distribution                                                             0.00
     (b)  Class A-6 Note Principal Distribution                                                            0.00
          Aggregate Class A-6 Note Distribution                                   0.00000000                                  0.00

7.   (a)  Class A-7 Note Interest Distribution                                                             0.00
     (b)  Class A-7 Note Principal Distribution                                                            0.00
          Aggregate Class A-7 Note Distribution                                   0.00000000                                  0.00

8.   (a)  Class A-8 Note Interest Distribution                                                       172,981.10
     (b)  Class A-8 Note Principal Distribution                                                    7,441,154.85
          Aggregate Class A-8 Note Distribution                                  89.57806995                          7,614,135.95

9.   (a)  Class A-9 Note Interest Distribution                                                       321,266.67
     (b)  Class A-9 Note Principal Distribution                                                            0.00
          Aggregate Class A-9 Note Distribution                                   5.26666667                            321,266.67

10.  (a)  Class A-10 Note Interest Distribution                                                      345,041.67
     (b)  Class A-10 Note Principal Distribution                                                           0.00
          Aggregate Class A-10 Note Distribution                                  5.30833333                            345,041.67

11.  (a)  Class B Certificate Interest Distribution                                                  244,679.31
     (b)  Class B Certificate Principal Distribution                                                       0.00
          Aggregate Class B Certificate Distribution                              5.45000000                            244,679.31

12.  Servicer Payment
     (a)  Servicing Fee                                                                               85,089.28
     (b)  Reimbursement of prior Monthly Advances                                                    163,457.17
               Total Servicer Payment                                                                                   248,546.45

13.  Deposits to the Reserve Account                                                                                      3,878.24

Total Distribution Amount                                                                                            $8,777,548.28
                                                                                                                    ==============

Reserve Account distributions:
--------------------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                    497.58
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                       3,380.66
      (c)  Distribution from the Reserve Account to the Sellers (Chase USA)                            1,640.37
      (d)  Distribution from the Reserve Account to the Sellers (Chase Manhattan Bank)                11,145.03
                        Total Amounts to Sellers (Chase USA & Chase Manhattan Bank) =                                   $16,663.64
                                                                                                                    ==============

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                                   page 1 of 3
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                 INTEREST
--------------------------------------------
1.   Current Interest Requirement
        (a) Class A-1 Notes    @            5.598%                                                             0.00
        (b) Class A-2 Notes    @            5.852%                                                             0.00
        (c) Class A-3 Notes    @            5.919%                                                             0.00
        (d) Class A-4 Notes    @            6.020%                                                             0.00
        (e) Class A-5 Notes    @            6.050%                                                             0.00
        (f) Class A-6 Notes    @            6.130%                                                             0.00
        (g) Class A-7 Notes    @            6.140%                                                             0.00
        (h) Class A-8 Notes    @            6.230%                                                       172,981.10
        (i) Class A-9 Notes    @            6.320%                                                       321,266.67
        (j) Class A-10 Notes   @            6.370%                                                       345,041.67
                     Aggregate Interest on Notes                                                                         839,289.43
        (k) Class B Certificates @          6.540%                                                                       244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                                    0.00
        (b) Class A-2 Notes                                                                                    0.00
        (c) Class A-3 Notes                                                                                    0.00
        (d) Class A-4 Notes                                                                                    0.00
        (e) Class A-5 Notes                                                                                    0.00
        (f) Class A-6 Notes                                                                                    0.00
        (g) Class A-7 Notes                                                                                    0.00
        (h) Class A-8 Notes                                                                                    0.00
        (i) Class A-9 Notes                                                                                    0.00
        (j) Class A-10 Notes                                                                                   0.00
        (k) Class B Certificates                                                                               0.00

3.   Total Distribution of Interest                                           Cost per $1000
                                                                              --------------
        (a) Class A-1 Notes                                                     0.00000000                     0.00
        (b) Class A-2 Notes                                                     0.00000000                     0.00
        (c) Class A-3 Notes                                                     0.00000000                     0.00
        (d) Class A-4 Notes                                                     0.00000000                     0.00
        (e) Class A-5 Notes                                                     0.00000000                     0.00
        (f) Class A-6 Notes                                                     0.00000000                     0.00
        (g) Class A-7 Notes                                                     0.00000000                     0.00
        (h) Class A-8 Notes                                                     2.03507171               172,981.10
        (i) Class A-9 Notes                                                     5.26666667               321,266.67
        (j) Class A-10 Notes                                                    5.30833333               345,041.67
                     Total Aggregate Interest on Notes                                                                   839,289.43
        (k) Class B Certificates                                                5.45000000                               244,679.31



                 PRINCIPAL
--------------------------------------------
                                                                          No. of Contracts
                                                                          ----------------
1.   Amount of Stated Principal Collected                                                              2,898,272.22
2.   Amount of Principal Prepayment Collected                                      223                 3,995,432.30
3.   Amount of Liquidated Contract                                                  20                   547,450.33
4.   Amount of Repurchased Contract                                                 0                          0.00

       Total Formula Principal Distribution Amount                                                                     7,441,154.85

5.   Principal Balance before giving effect to Principal Distribution                           Pool Factor
                                                                                                -----------
        (a) Class A-1 Notes                                                                      0.0000000                     0.00
        (b) Class A-2 Notes                                                                      0.0000000                     0.00
        (c) Class A-3 Notes                                                                      0.0000000                     0.00
        (d) Class A-4 Notes                                                                      0.0000000                     0.00
        (e) Class A-5 Notes                                                                      0.0000000                     0.00
        (f) Class A-6 Notes                                                                      0.0000000                     0.00
        (g) Class A-7 Notes                                                                      0.0000000                     0.00
        (h) Class A-8 Notes                                                                      0.3919881            33,318,991.12
        (i) Class A-9 Notes                                                                      1.0000000            61,000,000.00
        (j) Class A-10 Notes                                                                     1.0000000            65,000,000.00
        (k) Class B Certificates                                                                 1.0000000            44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                    0.00
        (b) Class A-2 Notes                                                                                                    0.00
        (c) Class A-3 Notes                                                                                                    0.00
        (d) Class A-4 Notes                                                                                                    0.00
        (e) Class A-5 Notes                                                                                                    0.00
        (f) Class A-6 Notes                                                                                                    0.00
        (g) Class A-7 Notes                                                                                                    0.00
        (h) Class A-8 Notes                                                                                                    0.00
        (i) Class A-9 Notes                                                                                                    0.00
        (j) Class A-10 Notes                                                                                                   0.00
        (k) Class B Certificates                                                                                               0.00

7.   Principal Distribution                                                   Cost per $1000
                                                                              --------------
        (a) Class A-1 Notes                                                     0.00000000                                     0.00
        (b) Class A-2 Notes                                                     0.00000000                                     0.00
        (c) Class A-3 Notes                                                     0.00000000                                     0.00
        (d) Class A-4 Notes                                                     0.00000000                                     0.00
        (e) Class A-5 Notes                                                     0.00000000                                     0.00
        (f) Class A-6 Notes                                                     0.00000000                                     0.00
        (g) Class A-7 Notes                                                     0.00000000                                     0.00
        (h) Class A-8 Notes                                                    87.54299824                             7,441,154.85
        (i) Class A-9 Notes                                                     0.00000000                                     0.00
        (j) Class A-10 Notes                                                    0.00000000                                     0.00
        (k) Class B Certificates                                                0.00000000                                     0.00

8.   Principal Balance after giving effect to Principal Distribution                            Pool Factor
                                                                                                -----------
        (a) Class A-1 Notes                                                                      0.0000000                     0.00
        (b) Class A-2 Notes                                                                      0.0000000                     0.00
        (c) Class A-3 Notes                                                                      0.0000000                     0.00
        (d) Class A-4 Notes                                                                      0.0000000                     0.00
        (e) Class A-5 Notes                                                                      0.0000000                     0.00
        (f) Class A-6 Notes                                                                      0.0000000                     0.00
        (g) Class A-7 Notes                                                                      0.0000000                     0.00
        (h) Class A-8 Notes                                                                      0.3044451            25,877,836.27
        (i) Class A-9 Notes                                                                      1.0000000            61,000,000.00
        (j) Class A-10 Notes                                                                     1.0000000            65,000,000.00
        (k) Class B Certificates                                                                 1.0000000            44,895,285.54

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                                   page 2 of 3

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


                 POOL DATA                                                           No.           Aggregate
--------------------------------------------                                     of Contracts  Principal Balance
1.   Pool Stated Principal Balance as of                  3/31/2002                 8,165          196,773,121.81

2.   Delinquency Information                                                                                        % Delinquent
                                                                                                                    ------------
              (a) 31-59 Days                                                          66             1,608,641.17          0.818%
              (b) 60-89 Days                                                          25               736,968.81          0.375%
              (c) 90-119 Days                                                         15               423,622.01          0.215%
              (d) 120 Days +                                                          62             1,806,322.19          0.918%


3.   Contracts Repossessed during the Due Period                                      15               473,536.49

4.   Current Repossession Inventory                                                   26             1,144,698.06

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                     20               547,450.33
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                     235,954.08
                                                                                                    --------------
       Total Aggregate Net Losses for the preceding Collection Period                                                    311,496.25

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                     4,583,809.33

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)              1,088                             16,735,457.84

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                             9.172%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                                84.247



             TRIGGER ANALYSIS
--------------------------------------------

1.  (a)  Average Delinquency Percentage                              2.096%
    (b)  Delinquency Percentage Trigger in effect?                                   YES

2.  (a)  Average Net Loss Ratio                                      0.050%
    (b)  Net Loss Ratio Trigger in effect?                                            NO
    (c)  Net Loss Ratio (using ending Pool Balance)                  0.112%

3.  (a)  Servicer Replacement Percentage                             0.122%
    (b)  Servicer Replacement Trigger in effect?                                      NO



               MISCELLANEOUS
--------------------------------------------

1.   Monthly Servicing Fees                                                                                               85,089.28

2.   Servicer Advances                                                                                                   140,606.44

3.    (a)  Opening Balance of the Reserve Account                                                                      8,973,952.86
      (b)  Deposits to the Reserve Account                                                               3,878.24
      (c)  Investment Earnings in the Reserve Account                                                   12,785.40
      (d)  Distribution from the Reserve Account                                                       (16,663.64)
      (e)  Ending Balance of the Reserve Account                                                                       8,973,952.86

4.   Specified Reserve Account Balance                                                                                 8,973,952.86

5.    (a)  Opening Balance in the Pay-Ahead Account                                                                      229,397.34
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                               104,976.04
      (c)  Investment Earnings in the Pay-Ahead Account                                                      0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account                             (127,450.66)
      (e)  Ending Balance in the Pay-Ahead Account                                                                       206,922.72

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